SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)    December 14, 2000
                                                ---------------------------


                         ALAMOSA PCS HOLDINGS, INC.
 -------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


         Delaware                         *                 75-2910043
----------------------------    -----------------------   ---------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)


                   5225 S. Loop 289, Lubbock, Texas   79424
              -----------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)



(Registrant's Telephone Number, Including Area Code)    (806) 722-1100
                                                    --------------------


                                     *
       ---------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


* This report is being filed with the Commission by the Registrant as a Successor Issuer to Alamosa (Delaware), Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Alamosa (Delaware), Inc. is 5-58523.



ITEM 5.  OTHER EVENTS.


        (A) On December 14, 2000, Alamosa PCS Holdings, Inc. (NASDAQ: APCS) completed a corporate restructuring to create a new holding company. The holding company formation was accomplished through a tax-free merger under
Section 251(g) of the Delaware General Corporation Law in which all stockholders of Alamosa at the effective time of the merger became stockholders of the new holding company, and Alamosa became a subsidiary of the new holding company.

        The new holding company was renamed "Alamosa PCS Holdings, Inc." and its common shares are listed on the Nasdaq National Market under the same "APCS" (NASDAQ) symbol, with the same CUSIP number as before. The former public company has changed its name to "Alamosa (Delaware), Inc."

        Stockholders of Alamosa are not required to take any action in connection with this corporate restructuring. Each outstanding common share of Alamosa was converted into one share of common stock of the new holding company, and the shares of the new holding company will be evidenced by the same stock certificates that previously represented shares of Alamosa common stock prior to the holding company merger. The transaction will have no effect on the terms of Alamosa's pending acquisitions of Roberts Wireless Communications, L.L.C. and Washington Oregon Wireless, LLC.

        The new holding company's certificate of incorporation and bylaws are substantially identical to the certificate of incorporation and bylaws of Alamosa prior to the corporate restructuring. As a result of the corporate restructuring and the exchange of shares, all rights issued under Alamosa's stockholder rights plan expired and the rights plan was terminated. The new holding company has not adopted a new rights plan.

        (B) This report is being filed with the Commission by the Registrant as a Successor Issuer to Alamosa (Delaware), Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of Alamosa (Delaware), Inc. is 5-58523. This Form 8-K is being filed by Alamosa PCS Holdings, Inc. as a Successor Issuer as required by Paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 15, 2000

                                            ALAMOSA PCS HOLDINGS, INC.


                                            By:  /s/ Kendall W. Cowan
                                                ---------------------------
                                                Name:  Kendall W. Cowan
                                                Title: Chief Financial Officer